Supplementary agreement

Kinmen Marina Consulting Service Contract

4/1/2020

This agreement is a supplementary agreement to the service contract signed by both parties on April 1, 2020 (hereinafter referred to as the "original agreement"), which specifies the services that Party

B should provide in the "original agreement".

( æä%A) Party A (Client): Everest Capital Corporation

Tel: +61-292-834-388

Address: Lower Ground, 101 Sussex St., Sydney, New South Wales, 2090, Australia

7.5 ( Party B (Service Provider): Vivic Corp.

 Tel: +1-702-899-0818

Address: 187 E. Warm Springs Rd., Suite#B450

Las Vegas, NV. 89119

Party A and Party B conclude this contract based on the principles of voluntariness, equality, and good faith.

Article 1 Service Items

(1) Party B will provide consulting services on Kinmen Marina development project to Party A;

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(2) The specific consulting services are stated as follows:

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(to make suggestion on the Marina location) advise on the Marina design)

3.6%jfiJfi ä  recommend on the Landing of Marina Project)

Article 2 Service Period

Party B is required to complete the services from April l, 2020 to December 31, 2020.

Article 3 Remuneration

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(1) According to the "Master Contract", Party A shall pay Party B a total of USD 90,000. Now that the work required by this supplementary agreement is increased, Party A agrees to pay an additional service fee of USD 66,975 to Party B to subsidize Party B cost.

Article 4 Settlement Method

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(l) In addition to Party A's payment of a total of USD 90,000 to Party B in accordance with the "Master Contract", an additional service fee of USD 66,975 shall be paid to Party B before the expiration of this agreement.

Article 5 Rights and Obligations of Both Parties

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( I ) Rights and obligations of Party A

1. Party A shall provide Party B with authentic, detailed, and timely information related to this contract; and fully cooperate with Parw B. Party A shall give clear and reasonable instructions to Party B.

2. Party A shall pay Party B the consulting fee and related work fee in full and on time;

3. Party A shall appoint a contact person to Party B as liaison. The contact person is responsible for conveying Party A's instructions and requirements, providing documents and materials, etc to Party B. If Party A appoints a new contact person, Party A shall provide the new contact address or telephone number to Party B in writing notice without delay.

4. If Party A fails to provide the relevant information in good faith, Party A shall bear all losses by his own.

(2) Rights and Obligations of _Party B

1.

Party B shall diligently and responsibly complete the service items listed in Article 1 in this contract and try its best to safeguard the interests of Patty A.

2. Party B shall be responsible for the confidentiality of Party A's business or personal privacy, and shall not disclose them to any third party without the law or the consent of Party A.

3. Party B shall maintain and keep proper business-related records of communication, documentation and properties between Party A for the purpose of the examination of Party A.

Article 6 Liability for Breach of Contract

1. Party A and Party B shall not terminate the service contract at will. If either party terminates the contract unilaterally, the breaching party shall pay 5% of the total contract amount to the other party as liquidated damages.

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2. Within ten days after the completion of the consulting service project, Party A shall pay Party B all the consulting fees. Otherwise, the overdue fine shall be 5 % of the payable amount each day.

Article 7 Force Majeure

If Party A and Party B are unable to perform this contract due to natural disasters, government bans and other force majeure reasons, this contract shall be terminated, and both parties shall not be liable for breach of contract.

Article 8 Settlement of Disputes

In case of any disputes between Party A and Party B, the dispute shall be settled through negotiation. If the negotiation fails, either party has the right to sue in court.

Article 9 Effectiveness of the Contract

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This contract is made in triplicate, one for Party A and two for Party B. It is effective since the date of signature or official seal of both parties.

: Everest Capital Corporation

Party A: Everest Capital Corporation

Charles Shiao

Representative (signature):

For and on behalf of

EVERE T CAPITAL Vivic Corp.

Party B: Vivic Corp.

Representative (signature)

For and on behalf of

VIV IC CORPORATION

luthorised Signature(s)

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